Exhibit (a)

              TEMPORARY CERTIFICATE: EXCHANGEABLE FOR DEFINITIVE
                 ENGRAVED CERTIFICATE WHEN READY FOR DELIVERY

                         SHARES OF BENEFICIAL INTEREST
                                PAR VALUE $.01
                                   PER SHARE

                        MANDATORY COMMON EXCHANGE TRUST

             INCORPORATED UNDER THE LAWS OF THE STATE OF DELAWARE
     THIS CERTIFICATE IS TRANSFERABLE IN NEW YORK, NEW YORK

     CUSIP
     SEE REVERSE FOR CERTAIN DEFINITIONS

     THIS CERTIFIES THAT

     is the owner of

          FULLY PAID AND NONASSESSABLE SHARES OF THE COMMON STOCK OF

                       MANDATORY COMMON EXCHANGE TRUST

     transferable on the books of the Trust by the holder hereto in person or by duly authorized attorney upon surrender of this Certificate properly endorsed. This Certificate and the shares of beneficial interest represented hereby are issued and shall be subject to all the provisions of the Declaration of Trust and By-Laws of the Trust, each as from time to time amended, copies of which are on file with the Transfer Agent, to all of which the holder by acceptance hereof assents.

     This Certificate is not valid until countersigned and registered by the Transfer Agent and Registrar.

     Witness the facsimile seal of the Trust and the facsimile signatures of its duly authorized officers.

     DATED:

     COUNTERSIGNED AND REGISTERED:
       THE BANK OF NEW YORK

     (New York, New York)                                   Trustee
                    TRANSFER AGENT
                    AND REGISTRAR
     BY

                  AUTHORIZED SIGNATURE



                       MANDATORY COMMON EXCHANGE TRUST

               The following abbreviations, when used in the inscription on the face of this certificate, shall be construed as though they were written out in full according to applicable laws or regulations.

     TEN COM - as tenants in common    UNIF GIFT MIN ACT_____ Custodian _____
                                                       (Cust)          (Minor)
     TEN ENT - as tenants by the entireties      under Uniform Gifts to Minors

     JT TEN -  as joint tenants with right       Act ________________________
               of survivorship and not as                (State)
               tenants in common

      Additional abbreviations may also be used though not in the above list.

      For value Received, ______________________ hereby sell, assign and transfer unto

     NOTICE: THE SIGNATURE TO THIS ASSIGNMENT MUST CORRESPOND WITH THE NAME AS WRITTEN UPON THE FACE OF THE CERTIFICATE IN EVERY
     PARTICULAR, WITHOUT ALTERATION OR ENLARGEMENT, OR ANY CHANGE
     WHATEVER.

     PLEASE INSERT SOCIAL SECURITY OR OTHER
        IDENTIFYING NUMBER OF ASSIGNEE

     ____________________________________________________________________

     PLEASE INSERT SOCIAL SECURITY OR OTHER IDENTIFYING NUMBER OF ASSIGNEE

     ____________________________________________________________________

     ____________________________________________________________________

     ____________________________________________________________________

     ________________________________________________________________ Shares
     of the capital stock represented by the within Certificate, and do hereby irrevocably constitute and appoint ___________________________ ___________________________________________________________ Attorney
     to transfer the said stock on the books of the within-named Trust, with full power of substitution in the premises.

     Dated ___________________

                                               ________________________